UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

OBALON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37897	26-1828101
(Commission File Number)	(IRS Employer Identification No.)

5421 Avenida Encinas, Suite F Carlsbad, California 92008	92008
(Address of principal executive offices)	(Zip Code)

(760) 795-6558

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2016, the Compensation Committee of the Board of Directors of Obalon Therapeutics, Inc. (the “Company”), awarded to Andrew Rasdal, the Company’s President and Chief Executive Officer, (i) a one-time discretionary cash bonus of $250,000, (ii) an increase in his annual base salary from $400,000 per year to $650,000 per year, effective November 1, 2016, and (iii) an increase in his target bonus for 2017 from 30% of his annual base salary to 100% of his annual base salary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBALON THERAPEUTICS, INC.

Date: November 15, 2016	By:	/s/ William Plovanic
William Plovanic Chief Financial Officer